UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
July 1, 2014
Date of Report (Date of earliest event reported)

AGENUS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3 Forbes Road Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

781-674-4400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other events

Agenus Inc. announced final results from a single-arm, multi-institutional, open-label, Phase 2 study showing that patients with newly diagnosed glioblastoma multiforme (GBM) who received Agenus’ Prophage autologous cancer vaccine added to the standard of care treatment, lived nearly twice as long as expected.  In this Phase 2 study, 50% of the patients lived for two years, an encouraging result for a cancer that often kills patients within one year 1-7.  Prophage patients demonstrated a median overall survival of approximately 24 months and 33% of patients remain alive at 2 years and continue to be followed for survival.

In addition to the long-term survival data, vaccine treated patients had a median progression-free survival (PFS) of nearly 18 months, approximately two to three-times longer than patients treated with radiation and temozolomide alone1.  Importantly, 22% of patients were alive and without progression at 24 months and continue to be followed for survival.

The full text of the press release issued in connection with the announcement is being filed as Exhibit 99.1 to this current report on Form 8-K.

References
1. Ballman KV, Buckner JC, Brown PD, et al. The relationship between six-month progression-free survival and 12-month overall survival end points for phase II trials in patients with glioblastoma multiforme. Neuro Oncol. 2007;9:29–38.
2. Lamborn KR, Yung WK, Chang SM, et al. Progression-free survival: an important end point in evaluating therapy for recurrent high-grade gliomas. Neuro Oncol. 2008;10:162–170.
3. Wong ET, Hess KR, Gleason MJ, et al. Outcomes and prognostic factors in recurrent glioma patients enrolled onto phase II clinical trials. J ClinOncol. 1999;17:2572–2578.
4. Friedman HS, Prados MD, Wen PY, et al. Bevacizumab alone and in combination with irinotecan in recurrent glioblastoma. J Clin Oncol. 2009;27:4733–4740.
5. Kreisl TN, Kim L, Moore K, et al. Phase II trial of single-agent bevacizumab followed by bevacizumab plus irinotecan at tumor progression in recurrent glioblastoma. J Clin Oncol. 2009;27:740–745.
6. Vredenburgh JJ, Desjardins A, Herndon JE 2nd, et al. Bevacizumab plus irinotecan in recurrent glioblastoma multiforme. J Clin Oncol. 2007;25:4722–4729.
7. Sathornsumetee S, Desjardins A, Vredenburgh JJ, et al. Phase II trial of bevacizumab and erlotinib in patients with recurrent malignant glioma. Neuro Oncol. 2010;12:1300–1310.

Item 9.01          Financial Statements and Exhibits

              (d) Exhibits

               The following exhibit is filed herewith:

                            99.1     Press Release dated July 1, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGENUS INC.

Date: July 1, 2014	By:	/s/ Garo H. Armen

Garo H. Armen
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated July 1, 2014